Exhibit 99.1

mailto:spurtell@sftp.com
Contact: Stephen Purtell Senior Vice President Investor Relations and Treasurer +1-972-595-5180 investors@sftp.com

Private Offering of $665 Million of Senior Secured Notes by Six Flags

Company Receives Sufficient Consents for Credit Facility Amendment

GRAND PRAIRIE, Texas — April 15, 2020 — Six Flags Entertainment Corporation (NYSE: SIX), the world’s largest regional theme park company and the largest operator of waterparks in North America, today announced that its indirect, wholly-owned subsidiary, Six Flags Theme Parks Inc. (“SFTP”) intends to offer up to $665 million aggregate principal amount of senior secured notes in a private offering. It intends to use a portion of the net proceeds from this offering to repay indebtedness and the remaining amount for general corporate matters and working capital purposes, including expenses relating to the transaction.

Credit Agreement Amendment

SFTP received sufficient consents from lenders, assuming the prepayment of its term loans set to occur concurrently with the notes issuance, to amend its credit facility to, among other things, permit the issuance of the notes and suspend the testing of the senior secured leverage ratio financial maintenance covenant through the end of 2020. Commencing with the first quarter of 2021, through the third quarter of 2021, the company may elect to calculate the net leverage covenant by substituting Borrower Consolidated Adjusted EBITDA, as defined in the credit agreement, from the second, third and fourth quarters of 2020 with Borrower Consolidated Adjusted EBITDA from the second, third and fourth quarters of 2019. As a result, this amendment will eliminate the use of Borrower Consolidated Adjusted EBITDA from the second, third and fourth quarters of 2020 in any net leverage covenant test, allowing the company the flexibility to manage its business through the novel coronavirus (“COVID-19”) pandemic-related disruption it will experience in 2020. In addition, SFTP will add a minimum liquidity covenant that will apply through December 31, 2021.

The Notes

The notes will be guaranteed on a senior secured basis by the company, Six Flags Operations Inc., and the wholly-owned domestic subsidiaries of SFTP that guarantee or will guarantee the term loan and Six Flags’ senior secured revolving credit facility. The notes and the related guarantees will be secured by a first priority security interest in substantially all of the assets of SFTP and the guarantors.

The newly issued senior secured notes will not be registered under the Securities Act of 1933, as amended (“Securities Act”), or the securities laws of any other jurisdiction, and will not be offered or sold in the U.S. or to U.S. persons absent registration or an applicable exemption from the registration requirements. The offering of the notes will be made only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and to non-U.S. persons in accordance with Regulation S under the Securities Act.

This press release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. Any offers of the notes will be made only by means of a private offering memorandum.

Partnership Park Puts

The company is obligated annually in April to offer to purchase the outstanding units of the partnerships that own Six Flags Over Texas, Six Flags Over Georgia and Six Flags White Water Atlanta. The contractually required offer price is based on the trailing four years EBITDA of each of the partnership parks. In light of the temporary closure of the parks due to the COVID-19 pandemic, which could cause the value of the partnership park units to decrease in 2021 and thereafter, the company adjusted its annual offer to purchase these units to set a minimum price floor for all future purchases. The company believes this price floor provides a significant incentive for the partners to retain their units and not put them back to the company in 2020 or in subsequent years. Unit holders have until April 28, 2020, to respond to the company’s offer. The general partner of each of the partnerships expressed their intent to exercise their option to purchase 50% of any units or partial units put to the company, subject to certain limitations. Over the past five years, the partners have tendered to the company an average of less than $1 million worth of units per year.

About Six Flags Entertainment Corporation

Six Flags Entertainment Corporation is the world’s largest regional theme park company and the largest operator of waterparks in North America, with $1.5 billion in revenue and 26 parks across the United States, Mexico and Canada. For 58 years, Six Flags has entertained millions of families with world-class coasters, themed rides, thrilling waterparks and unique attractions. For more information, visit www.sixflags.com.

Forward Looking Statements

The information contained in this release, other than historical information, consists of forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may involve risks and uncertainties that could cause actual results to differ materially from those described in such statements. These risks and uncertainties include, among others, (i) the adequacy of cash flows from operations, available cash and available amounts under our credit facilities to meet our future liquidity needs, particularly during extended periods of time in which we cannot open or operate our parks, such as during the coronavirus (COVID-19) global pandemic, any other public health threat or perceived threat or following any natural disaster, (ii) our plans and ability to roll out our capital enhancements and planned initiatives in a timely and cost effective manner, (iii) our ability to improve operating results by adopting and implementing a new strategic plan, including strategic cost reductions and organizational and personnel changes, without adversely affecting our business, (iv) our dividend policy and ability and plans to pay dividends on our common stock and to repurchase common stock, including the short- and long-term effects of our dividend policy (v) our planned capital expenditures for 2020 and beyond, (vi) our marketing strategy, (vii) our ongoing compliance with laws and regulations, and the effect of and cost and timing of compliance with newly enacted laws, regulations and accounting policies, (viii) our ability to use cash flow from operations to satisfy our obligations with respect to the partnership parks or our expectations regarding the partnership park units tendered to us, (ix) our ability to realize profitable future growth and to execute and deliver on our strategic initiatives, (x) our expectations regarding uncertain tax positions, (xi) our expectations regarding our deferred revenue growth, (xii) our operations and results of operations and expected future operational and financial performance and ability to achieve stated performance targets and metrics, including Adjusted EBITDA, (xiii) our objectives regarding recruitment to and composition of our board of directors, (xiv) our ability to identify a new chief financial officer and (xv) the risk factors or uncertainties listed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”). In addition, important factors, including factors impacting attendance, such as local conditions, natural disasters, contagious diseases, including the novel coronavirus (COVID-19), or the perceived threat of contagious diseases, events, disturbances and terrorist activities; recall of food, toys and other retail products sold at our parks; accidents occurring at our parks or other parks in the industry and adverse publicity concerning our parks or other parks in the industry; availability of commercially reasonable insurance policies at reasonable rates; inability to achieve desired improvements and our aspirational financial performance goals; adverse weather conditions such as excess heat or cold, rain and storms; general financial and credit market conditions; economic conditions (including customer spending patterns); changes in public and consumer tastes; construction delays in capital improvements and ride downtime; competition with other theme parks, waterparks and entertainment alternatives; dependence on a seasonal workforce; unionization activities and labor disputes; laws and regulations affecting labor and employee benefit costs, including increases in state and federally mandated minimum wages, and healthcare reform; environmental laws and regulations; laws and regulations affecting corporate taxation; pending, threatened or future legal proceedings and the significant expenses associated with litigation; cybersecurity risks and other factors could cause actual results to differ materially from the company’s expectations. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will be realized and actual results could vary materially. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in our Annual and Quarterly Reports on Forms 10-K and 10-Q, and our other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investors.sixflags.com and on the SEC’s website at www.sec.gov.